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                                                                    EXHIBIT 23.2

                       [LETTERHEAD OF RYDER SCOTT COMPANY]

                                LETTER OF CONSENT

     We hereby consent to the references to us under the heading "Oil and Gas Reserves" in the Annual Report on Form 10-K of PetroCorp Incorporated for the year ended December 31, 2002.

                                          RYDER SCOTT COMPANY, L.P.



Houston, Texas
March 20, 2003